EQ ADVISORS TRUSTSM

EQ/Global Bond PLUS Portfolio — Class IA and IB Shares

SUPPLEMENT DATED OCTOBER 12, 2018 TO THE SUMMARY PROSPECTUS DATED MAY 1, 2018

This Supplement updates certain information contained in the Summary Prospectus of the EQ/Global Bond PLUS Portfolio (“Portfolio”), a series of EQ Advisors Trust (“Trust”), dated May 1, 2018. You should read this Supplement in conjunction with the Summary Prospectus and retain it for future reference. You may obtain an additional copy of the Summary Prospectus, or a copy of the Prospectus and Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a change to the portfolio managers for the Portfolio.

Anthony Norris no longer serves as a member of the team that is responsible for the securities selection, research and trading for the Active Allocated Portion of the Portfolio.

References to Anthony Norris contained in the section of the Summary Prospectus entitled “Who Manages the Portfolio — Sub-Adviser: Wells Fargo Asset Management (International), LLC (“WFAM (International)”) and Wells Capital Management, Inc.” are hereby deleted in their entirety.

The table in the section of the Summary Prospectus entitled “EQ/Global Bond PLUS Portfolio — Who Manages the Portfolio — Sub-Adviser: Wells Fargo Asset Management (International), LLC (“WFAM (International)”) and Wells Capital Management, Inc.” is amended hereby to include the following information:

Name	Title	Date Began Managing the Portfolio
Lauren van Biljon	Portfolio Manager of WFAM (International)	October 2018

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